Business Combination (Details) - Schedule of fair value of the identifiable assets acquired and liabilities	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Sep. 28, 2020 CNY (¥)	Sep. 28, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)
Schedule of fair value of the identifiable assets acquired and liabilities [Abstract]
Cash and cash equivalents			¥ 2,413,276	$ 353,583
Other current assets			42,183,452	6,180,544
Plant and equipment			9,930	1,455
Intangible assets			30,353,889	4,447,326
Other noncurrent assets			89,252	13,078
Total assets			75,049,799	10,995,986
Total liabilities			(27,170,661)	(3,980,933)
Fair value of net assets acquired			47,879,138	7,015,053
Goodwill	¥ 396,228,760	$ 60,725,645	55,543,148	8,137,951	¥ 352,079,834	$ 53,959,423	¥ 351,334,021	$ 53,845,120
Total consideration			¥ 103,422,286	$ 15,153,004